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                                                            EXHIBIT 4.1

                                   [LOGO]

       NUMBER                                            SHARES

                                    QAD

     INCORPORATED UNDER THE LAWS            SEE REVERSE FOR CERTAIN DEFINITIONS
       OF THE STATE OF DELAWARE                     CUSIP 74727D 10 8




This Certifies that









is the record holder of

     FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

       ----------------------           ------------------------
      -----------------------  QAD INC. ----------------------------
       ----------------------           ------------------------

    transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:



                                   [SEAL]

    /s/ Pamela M. Lopker                            /s/ Karl Lopker

CHIEF EXECUTIVE OFFICER AND SECRETARY       CHAIRMAN OF THE BOARD AND PRESIDENT

COUNTERSIGNED AND REGISTERED:
    FIRSTAR TRUST COMPANY
        (MILWAUKEE, WI)

                   TRANSFER AGENT
                    AND REGISTRAR

BY

              AUTHORIZED SIGNATURE




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   The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM -- as tenants in common               UNIF GIFT MIN ACT -- ......................... Custodian ...................
TEN ENT -- as tenants by the entireties                                   (Cust)                          (Minor)
JT TEN  -- as joint tenants with right of                          under Uniform Gifts to Minors
           survivorship and not as tenants                         Act  ..................................................
           in common                                                                   (State)

                                              UNIF TRF MIN ACT -- ................. Custodian (until age ................)
                                                                          (Cust)
                                                                  ........................ under Uniform Transfers
                                                                         (Minor)
                                                                  to Minors Act .........................................
                                                                                              (State)


      Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, ____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

_____________________________
/                           /
/                           /
_____________________________


_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________________

                                 X ___________________________________________

                                 X ___________________________________________
                                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME(S) AS
                                        WRITTEN UPON THE FACE OF THE
                                        CERTIFICATE IN EVERY PARTICULAR,
                                        WITHOUT ALTERATION OR ENLARGEMENT OR
                                        ANY CHANGE WHATEVER.


Signature(s) Guaranteed






By _________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.